IMPORTANT NOTICE ABOUT NAME CHANGE

MARSHALL FUNDS, INC.

Marshall Large-Cap Value Fund

Marshall Large-Cap Growth Fund

Marshall Large-Cap Focus Fund

Marshall Mid-Cap Value Fund

Marshall Mid-Cap Growth Fund

Marshall Small-Cap Value Fund

Marshall Small-Cap Growth Fund

Marshall International Stock Fund

Marshall Emerging Markets Equity Fund

Marshall Ultra Short Tax-Free Fund

Marshall Short-Term Income Fund

Marshall Short-Intermediate Bond Fund

Marshall Intermediate Tax-Free Fund

Marshall Government Income Fund

Marshall Corporate Income Fund

Marshall Aggregate Bond Fund

Marshall Core Plus Bond Fund

Marshall Government Money Market Fund

Marshall Tax-Free Money Market Fund

Marshall Prime Money Market Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated November 4, 2011 to:

Prospectus and Summary Prospectus for Marshall Small-Cap Value Fund Dated March 1, 2011

Prospectuses and Summary Prospectuses for all other Funds dated December 29, 2010

On November 2, 2011, the Board of Directors (the “Board”) of Marshall Funds, Inc. (the “Corporation”) approved certain matters with respect to specific Funds. Those matters are described below with reference to the relevant Fund. In addition, the Board also approved resolutions which change the name of each Fund to delete the word “Marshall” and replace it with “BMO.” The change in the name of each Fund listed above will be effective on or about December 29, 2011. The rebranding of the Funds is consistent with other actions taken by Bank of Montreal to consolidate its brand in the United States, including rebranding Harris N.A. and M&I Marshall & Ilsley Bank as BMO Harris Bank N.A.

Prospectus

Marshall Emerging Markets Equity Fund (the “Emerging Markets Fund”) – The Board approved, subject to shareholder approval, a new subadvisory agreement between M&I Investment Management Corp. (the “Adviser”) and Lloyd George Management (Hong Kong) Limited (“LGM”), effective on or about December 29, 2011 to replace Trilogy Global Advisors, LLC. Under the new subadvisory agreement LGM will provide substantially similar services as under the prior subadvisory agreement, although the fee structure will be different. Shareholders of record on November 15, 2011 will receive a proxy statement discussing the Board’s consideration of LGM as the new subadviser for the Emerging Markets Fund, the terms of the new subadvisory agreement and requesting that shareholders approve the new subadvisory agreement with LGM. The Board also approved a change in the name of the Fund to BMO Lloyd George Emerging Markets Equity Fund which would become effective assuming shareholder approval of the new subadvisory agreement with LGM. LGM, like the Adviser, is an indirect wholly owned subsidiary of BMO.

Marshall International Stock Fund (the “International Fund”) – The Board approved a Plan of Liquidation (the “Plan”) for the International Fund, subject to shareholder approval, following consideration of the Adviser’s recommendation to liquidate the International Fund. Shareholders of record on November 15, 2011 will receive a proxy statement discussing the Board’s decision to recommend liquidation of the Fund and requesting that shareholders vote to approve the Plan. If the Plan is approved by shareholders, the International Fund will be liquidated on or about December 29, 2011. You may continue to purchase and redeem shares in the ordinary course until the date of liquidation. Any shareholder who has not redeemed their shares of the International Fund prior to the close of business on December 29, 2011 will have their shares redeemed in cash and will receive a check representing the shareholder’s proportionate interest in the net assets of the Fund as of December 29, 2011, subject to required withholdings. Shareholders (other than tax-qualified plans or tax-exempt accounts) will recognize gain or loss for tax purposes on the redemption of their International Fund shares in the liquidation.

Marshall Prime Money Market Fund (the “Prime Fund”) – The Prime Fund currently offers Investor, Institutional and Advisor class shares. The Board approved the conversion of the Prime Fund’s Advisor class shares with and into the Investor class shares effective December 15, 2011. After December 15, 2011, the Prime Fund will no longer offer Advisor class shares.

Thank you for your investment in the Marshall Funds. If you have any questions, please contact Marshall Investor Services at 1-800-236-FUND (3863) (Investor Class and Institutional Class) or 1-800-580-3863 (Advisor Class).

This supplement should be retained with your Prospectus for future reference.